Exhibit 99.1

Investor Presentation Growing starts with knowing December 2022

Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact included in this presentation are forward-looking statements, including, but not limited to, the Company's financial results, future financial position, expected growth of cash flows, business strategy, budgets, projected costs, projected capital expenditures, taxes, plans, objectives, potential synergies, industry trends and growth opportunities. Forward-looking statements discuss the Company's current expectations and projections relating to its financial operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," "future," "intend," "outlook," "potential," "project," "projection," "plan," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. While Hydrofarm believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein including, most prominently, the risks discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission ("SEC"). Such forward-looking statements are made only as of the date of this presentation. All of the Company's SEC filings are available online at www.sec.gov. Hydrofarm undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Non-GAAP Measures

This presentation may contain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Management uses these "non-GAAP" measures in its analysis of the Company's performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. If applicable, a reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation.

2

Introduction and Investment Thesis 3

4 Hydrofarm is well - positioned with 'picks and shovels’ for the Gold Rush Serving a l arge and growing market Addressing a l ong - term opportunity in an evolving marketplace Working through a supply/demand imbalance

'Picks and shovels' to the cannabis market Uniquely asymmetric risk/reward Leading branded hydroponics company serving the $12BN global Controlled Environment Agriculture market Manufacturer and distributor with well invested supply chain platform and gold standard service Advantaged product mix: 75%+ sales from margin - accretive proprietary & preferred brands; ~2/3 recurring revenue from consumables 11% organic revenue growth CAGR over 17 years, with an opportunity to return to double digit EBITDA margins following post - COVID industry disruption  State - level cannabis legalization and roll outs have been bumpy as new end markets emerge  High quality, sustainably grown hydroponic supply will eventually balance with steadily expanding recreational and medicinal volume demand  Long term, the cannabis market will mature and professionalize, with recognized brands and product innovation providing predictable consumer experiences -- reliable time to onset, predictable duration, and targeted intensity  This market will be served by stronger, scaled manufacturers and distributors of branded hydroponic equipment and supplies  Hydrofarm has taken actions to weather the storm – SG&A expense reduction and working capital management  We are pursuing additional value unlocks, including real estate monetization, and manufacturing consolidation  We are expanding our reach to serve commercial cannabis and commercial food & floral end users We are preserving liquidity – limited draw on revolver facility until supply/demand rebalances  As in the Gold Rush, nimble 'picks and shovel' providers are best positioned to survive & thrive Leading manufacturer & distributor serving growing markets Navigating the path to industry normalization Emerging stronger and compounding HYDROFARM INVESTMENT THESIS Leadership, talent and infrastructure to support a compounding business orders of magnitude larger 5

Where and How We Compete 6

HYDROFARM END MARKETS

Serving a vast and growing hydroponics marketplace

Expecting robust end market growth supported by healthy gains for input markets

Our customers' key end markets


~$75bn
+19% CAGR to 2025E
Global CEA market outputs

Our categories

~$12bn globally
~$3.7bn North America

+ 11% CAGR to 2026E

Nutrients



Grow Media



Supplies



Lighting



Equipment*



Global CEA market wholesale inputs

** Includes HVAC products*

Source: Industry Reports

Controlled Environment Agriculture

Growing and cultivation that allows end users to control key farming variables.

Through CEA, growers are able to be more efficient, effective, and sustainable.

- More efficient land usage
- More efficient freshwater usage
- Lower fertilizer & pesticides usage
- Reduced food waste
- Chemical runoff prevention
- Reduced carbon emissions

7

HYDROFARM INDUSTRY OUTLOOK

Sustaining momentum in state-level cannabis legalization

Cannabis flower end market posting high teens volume growth in consumption


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
KY
TN
MS
AL
GA
FL
OH
WV
VA
NC
SC
PA
NY
VT
NH
ME
MA
CT
RI
NJ
DE
MD
HI
Adult-use Legal
New Adult-use Legalizations
Medicinal-use Legal
None

Sources: Census data, news media


CANNABIS FLOWER CONSUMPTION RE-ACCELERATING IN FALL 2022
% change y/y
6.0%
16.7%
10.8%
20.6%
Aug-21
Feb-22
Aug-22
Nov-22

Source: Stifel: November 2022 Cannabis Category Update

8

HYDROFARM VALUE CHAIN

HYDROFARM

Branded manufacturer and distributor serving growth markets

Adding value within a complex value chain with high barriers to entry

~75% of revenue

Hydrofarm's Value Proposition

Proprietary brands

Over 40 brands, including:

PHOTOBIO, INNOVATIVE GROWERS EQUIPMENT INC., HOUSE & GARDEN, aurora innovations

Preferred brands

Over 30 brands, including:

FOXFARM, anden

Distributed brands

Over 80 brands, including:

grodan, ROYAL GOLD

Full Solution Provider

Infrastructure to service 90% of US population within 48 hours

- B2B eCommerce platform
- Just-in-time delivery
- Technical specialists advising customers & end users
- Superior customer service
- Inventory management capabilities

Selling to a fragmented customer base...

Specialty hydroponic retailers

GREENCOAST HYDROPONICS, GrowersHouse, GrowGeneration

Garden centers / retail

nurseryland, ACE Hardware, Canadian Tire

eCommerce

amazon, Spreetail, Hydrobuilder

Greenhouse / channel partners

BFG SUPPLY CO., GRIFFIN

...that reaches an evolving mix of end users

Commercial growers

Cannabis - MSO: Trulieve, CRESCO, ASCEND

Food & floral: 80 ACRES FARMS, FREIGHT FARMS, plenty

Cannabis – Craft/midsize: GOOD DAY FARM, Dr. Robb Farms, SUPER FARM

Individuals

Consumer gardeners & hobbyists

Source: Company Information

9

HYDROFARM PORTFOLIO

Strong portfolio of solutions across key categories

Leaning into proprietary and preferred brands and consumables to improve margins

Consumables (~67% of sales) | **Durables (~33% of sales)**

	Nutrients	Grow Media	Supplies	Lighting	Equipment
	Strong proprietary & self manufactured brands; highest margins	*Prominent distributed & preferred brands; lowest margins*	*Diverse products & Brands; lower margins*	*Strong proprietary brands; demand challenges; generally higher margins*	*Strong proprietary brands; strength in newer states; higher margins*
Proprietary (~50%) Up from 35% in 2020	HEAVY 16; MAD FARMER; GROTEK	GROW!T COMMERCIAL; aurora innovations; roots organics	ActiveAQUA; HYDROFARM; TRIM FAST	PHOTOBIO; PHANTOM; Sun Blaster; INNOVATIVE GROWERS EQUIPMENT INC.	ACTIVE AIR; autopilot
Preferred (~25%)	APTUS PLANT CARE; Great White	FOXFARM; Coast of Maine	The ExHale; TRIMBAG	FLUENCE	anden; ATMOSPHERE

Source: Company estimates.

Brands acquired through 2021 acquisitions

We have end-to-end category coverage through innovative, well-recognized proprietary and preferred brands

Illustrative margin benefit as we move to proprietary


Distributed
Preferred
Proprietary and/or Self-Manufactured

10

HYDROFARM B2B CUSTOMERS Evolving our customer base to reach the most active growers Our sales and customer mix is evolving as the industry matures 2020 2022 Specialty Hydroponic Retailers Lawn Garden Centers/Other Retail YTD Revenues E - Commerce Commercial & Other Channel Partners Total Accounts Specialty Hydroponic Retailers Commercial & Other Channel Partners Lawn & Garden and Other Retailers Source: Company estimates. 11

HYDROFARM END USERS Home / Hobby Craft / Mid - Size Cannabis CEA FF UNICORN MID - SIZE Cannabis Food & Floral Commercial Cannabis Food & Floral MSO HOME GARDEN CRAFT HOME GROWER Serving the unique needs of commercial and home growers Expanding our penetration within commercial cannabis and commercial food & floral Home growers & hobbyists Note: 'MSO' is multi - state operator 12

Value Creation: Past, Present and Future 13

HYDROFARM LEADERSHIP

HYDROFARM

Leadership combines industry & consumer brands know-how

Proven management team with deep experience base



Bill Toler
Chairman & Chief Executive Officer

Prior:
Hostess, AdvancePierre Foods, Nabisco, Campbell's, P&G, Pinnacle



John Lindeman
EVP & Chief Financial Officer

Prior:
Calavo (A family of fresh food), STIFEL, Janney, pwc



Mark Parker
EVP, Business Development

Prior:
Campbell's, Pinnacle, Reckitt & Colman, iQ Solutions, LLC



Eric Ceresnie
SVP, Corporate Dev. & International Markets

Prior:
Hawthorn Equity Partners, EY, Monomoy Capital Partners, ATKearney



Rob Marlow
Chief Information Officer

Prior :
Tyson, Altria, Intersection, Ford



Tais Martinez
Vice President Human Resources

Prior:
GE, Baker Hughes, citi, Korn Ferry

Diverse board with relevant experience



Renah Persofsky
Vice Chair & Lead Director, Tilray

Prior :
Tilray, CIBC



Susan Peters
Former SVP HR, General Electric

Prior:
General Electric, Loews



Rick Moss
Former CFO, Hanesbrands

Prior :
Hanes Brands Inc, Chattem



Patrick Chung
VP Finance, CentreCourt

Prior:
SPE Serruya Private Equity, Deloitte.



Melisa Denis
Retired Lead Partner, KPMG

Prior:
KPMG, enactus

14

Compounding in an emerging growth market Delivering 11% organic growth CAGR from 2005 - 22 with a long history of healthy profitability HYDROFARM HISTORY US Organic Sales Acquisition Sales $ in Millions 2011 - 13 Down Cycle Market saturation in Colorado and California driven by expansion of medical legalization 2014 - 17 Up Cycle Expansion of legalization, both medical and adult - use 2017 - 18 Down Cycle Slow/difficult implementation of CA adult - use regulations 2022 Down Cycle Pandemic over - production, demand pull - forward and shift from consumer hobbyists to commercial growers 2019 - 21 Up Cycle Resolution of CA regulations; expansion of legalization in new states; pandemic pull - forward Source: Company estimates; note that pre - 2019 unaudited management estimates of net sales. - 47% 15  76% 22% 16% 51% 42% 1% - 4% 2% 8% 29% 18% - 6% - 36% 18% 50% 18% - 47% $0 $100 $200 $300 $400 $500 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022E

More compounding to come given solid market tailwinds The industry is steadily maturing into the mainstream HYDROFARM INDUSTRY OUTLOOK Sources: US Census, US Bureau of Economic Analysis & AGP % of US 22+ Population % of US FY22 GDP Nearly Half of Americans are in An Adult - Use Cannabis state Post the Nov 22 Election % of Population & GDP in States with Legal Adult - Use Cannabis 4% 6% 21% 24% 33% 44% 48% 5% 6% 24% 27% 37% 49% 52% 0% 20% 40% 60% 2012 2014 2016 2018 2020 2022 Pre-Election 2022 Post-Election Green Thumb Industries Inc. , one of the largest US cannabis producers, signed a deal with Circle K , the global convenience - store chain, to sell licensed marijuana at its Florida gasoline retailers . The partnership will begin next year with 10 of the company’s 600 locations in the state, Green Thumb said. A Growing Number of California Cities Are Opening Weed Cafes Lounges where customers consume cannabis on site are the next frontier of the state’s recreational marijuana industry. “The re - scheduling of cannabis would unleash the real potential of the US cannabis industry , in terms of jobs, tax revenue, and scientific research.” — Jonathan Sandelman , CEO of Ayr Wellness 16

HYDROFARM RECENT ACTIONS

HYDROFARM

Bold moves to focus the business in 2022, with more in 2023

Staying nimble while riding out the path to industry normalization

Rightsizing Workforce

Headcount


Significant reduction
739
547
Q4 2021
Q3 2022

- Reduced headcount, achieved through M&A integration efforts and better matching our workforce to current industry demand

Working Capital Management

Net working capital investment*


Positive Cash Conversion
$162 MM
$132 MM
Q4 2021
Q3 2022

- Reduced inventory, maintained collection on receivables to help generate positive cash flow from operations

Rationalizing brands and SKUs

- Reducing redundancy, focusing on proprietary/higher-margin brands & SKUs
- Right-sizing investment in storage, labor/handling and freight costs

Leaning into diverse revenue streams

- Investing to better serve Food/Floral growers and Garden Center customers
- Reinvesting prudently in peat bog development

Improving sourcing, distribution and manufacturing activities

- Centralizing and consolidating sourcing
- Consolidating nutrient manufacturing
- Sub-leasing more distribution center space

Reallocating and rightsizing our SG&A spend

- Extract further savings in facilities, insurance & professional/outside services
- Enable reinvestment in our people and brands

17

* Net working capital defined as current assets less cash/cash equivalents minus current liabilities less debt and leases

Key value drivers with near - term and long - term goals Focusing on near - term performance without losing focus on long - term opportunity HYDROFARM VALUE LEVERS Revenue drivers Net price realization End - market volume demand growth 1 Gross profit drivers Proprietary and preferred brand mix shift Productivity across manufacturing and distribution footprint Trade spend optimization 2 Cash flow drivers Working capital management SG&A expense reduction Real estate monetization 3 KEY GOALS Return to mid - teens organic sales growth Return to mid - teen EBITDA margins Targeting debt/leverage reduction Gain share during industry recession Emphasis on improving profit margin profile Preserve liquidity and reinvest prudently NEAR - TERM LONG - TERM 18

The path to legalization has been bumpy Inconsistent state ramps & COVID stimulus causing cannabis supply/demand imbalances The growing pains are real, but not structural Certain key causes of bumpiness – COVID pandemic over - stimulating supply most recently – seem unlikely to repeat Supply/demand balance to come Over time, supply should start to match up better with more predictable, expanding recreational and medicinal demand by state Brands & innovation expand As the industry matures further, cannabis brands and innovation will expand profit pools, served by predictable, legal, sustainably grown hydroponic craft and multi - state operators Overdue shake out leaves fewer stronger distributors Like the Gold Rush, the path to stabilization is wiping out some speculators. But the surviving picks and shovels suppliers should thrive Opportunity to invest near the bottom Legalization trends sustain, brands and innovation grow demand. Higher quality supply meets that demand. Surviving players emerge stronger and poised to scale if federal legalization comes Putting it all together How we got here and how it gets better HYDROFARM OUTLOOK 19

CONFIDENTIAL